Exhibit 10.19

SUPPLEMENTAL LINE OF CREDIT LETTER AGREEMENT

March 29, 2024

GALECTIN THERAPEUTICS, INC.
4960 Peachtree Industrial Blvd., Suite 240
Norcross, Georgia 30071

Directors and Officers of Galectin Therapeutics, Inc.:

This letter agreement supplements that certain Line of Credit Agreement, dated as of July 25 2022, the (“Line of Credit Agreement”) between Galectin Therapeutics, Inc., a Nevada corporation (the “Company”) and Richard E. Uihlein, an individual resident of the State of Illinois.  This letter agreement (the “Supplemental Line of Credit Agreement”) confirms Uihlein’s commitment to provide the Company with a line of credit of $10,000,000 (the “Supplemental Line of Credit”), which is in addition to the $60,000,000 that was established under the Line of Credit Agreement.  The Supplemental Line of Credit, subject to the restrictions outlined below, is available to finance the Company’s working capital needs in the amount of $10,000,000.

Each advance made pursuant to the Supplemental Line of Credit by Uihlein shall be evidenced by an unsecured Promissory Note substantially in the form of Exhibit A attached hereto (each, a “Promissory Note”), executed by a duly authorized officer of the Company, which shall represent the Company’s obligation to pay the principal amount of such advance with interest thereon.  Uihlein shall make requested advances promptly after a draw is submitted by the Company. The Supplemental Line of Credit may be drawn upon through March 31, 2025, through draws no more frequently than monthly.  As set forth therein, the Promissory Notes shall bear interest (based upon the principal amount outstanding from time to time) payable on or before March 31, 2026, at the Applicable Federal Rate for short term loans published by the Internal Revenue Service as may be in effect at the time of such applicable advance, which interest rate on the date hereof is [   ]%, plus two (2%) percent. Interest on the Promissory Notes will compound monthly and accrue. The Promissory Notes may not be prepaid without the consent of Uihlein.

The Company may only draw on the Supplemental Line of Credit after the Company has drawn on the maximum amount available for borrowing under the Line of Credit Agreement.  The date and amount of any borrowing pursuant to the Supplemental Line of Credit and each payment of principal in respect thereof shall be (i) reflected by the Company on Schedule 1 attached hereto, which Schedule 1 shall be amended by the Company from time to time, without any further action by Uihlein, to reflect each new advance pursuant to the Supplemental Line of Credit.

At the election of Uihlein, the principal and accrued interest on a Promissory Note may be converted into the number of shares of the Company’s common stock (the “Common Stock”) equal to the amount of principal and accrued interest on such Promissory Note divided by the price equal to the closing price of the Common Stock as reported on Nasdaq.com for the trading day immediately preceding the date of conversion of such Promissory Note, but in no event less than $3.00 per share.

In consideration for making draws under the Supplemental Line of Credit, the Company shall issue warrants to Uihlein, exercisable to purchase an aggregate of 200,000 shares of Common Stock (collectively, the “Warrants”) in substantially the form attached hereto as Exhibit B.  The Company shall issue Uihlein Warrants that are exercisable to purchase the Common Shares, ratably, at the time of the draws, with exercise prices equal to 150% of the closing price of the Common Stock on the date of the Promissory Note evidencing such draw, but in no event more than $10.00 per share nor less than $3.00 per share. For example, if $1,000,000 has been advanced on the Supplemental Line of Credit in the aggregate, then the Company will issue Uihlein a Warrant exercisable to purchase 20,000 shares of Common Stock. The Warrants expire on July 31, 2029.

Any shares of Common Stock issued to Uihlein upon conversion of a Promissory Note shall be accompanied by registration rights whereby the Company shall agree to register the shares of Common Stock with the Securities and Exchange Commission (the “SEC”) within 180 days of the conversion of a Promissory Note.

In the event that the Company on or after March 31, 2024 raises additional capital from at-the-market sales, other financings, exercise of warrants or options, from license or similar fees received from pharmaceutical or other companies or from strategic or financial partnerships or ventures (collectively, “Other Funding”) then Uihlein may, at his election, within 30 days of an Other Funding, reduce the size of the Supplemental Line of Credit on a dollar for dollar basis determined by the amount of the Other Funding actually received, but in no event may Uihlein elect to reduce the size of the Supplemental Line of Credit below the amount that is then drawn under this Supplemental Line of Credit Agreement and provided further that Uihlein shall not reduce the size of the Supplemental Line of Credit on account of Other Funding to the extent such Other Funding has resulted in reductions under the Line of Credit Agreement. Furthermore, the Company agrees that (i) in the event the Company closes on one or more Other Fundings through a debt financing, where terms of such debt financing is more favorable to lender than those of this Supplemental Line of Credit Agreement, then Uihlein shall have the right to amend this Supplemental Line of Credit Agreement so that the terms herein are at least as favorable as such debt financing or (ii) in the event of the Company closes on one or more Other Fundings through an equity financing, then Uihlein shall have the right to participate in such equity financing for up to $10,000,000, and the dollar amount by which Uihlein shall participate in such equity financing shall reduce Uihlein’s commitment under the Supplemental Line of Credit.

The Company agrees that so long as any Promissory Note is outstanding the Company will not grant a security interest in the material assets of the Company to any person or entity.

No other document shall evidence the indebtedness of Uihlein which may be created pursuant to the terms of this Supplemental Line of Credit Agreement, other than the Promissory Note.

[signatures on the following page]

This Supplement Line of Credit Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia.

Very truly yours,

/s/ Richard E. Uihlein

Richard E. Uihlein

Agreed and accepted as of

March 29, 2024

GALECTIN THERAPEUTICS, INC.

By:	/s/ Joel Lewis
Name:	Joel Lewis
Title:	Chief Executive Officer

SCHEDULE 1
SCHEDULE OF ADVANCES

Date	Lender	Amount of Advance	Unpaid Aggregate Principal Balance	Notation Made By

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